================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                      October 30, 2001 (October 29, 2001)


                        New Century Equity Holdings Corp.
     -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                   000-28536               74-2781950
 --------------------------------   ----------------     -----------------------
  (State or Other Jurisdiction        (Commission             (IRS Employer
        of Incorporation)             File Number)          Identification No.)


  10101 Reunion Place, Suite 450, San Antonio, Texas             78216
 ----------------------------------------------------    ----------------------
       (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (210) 302-0444


================================================================================

ITEM 5.  OTHER EVENTS

      On October 29, 2001, the Company announced the merger of its former wholly owned subsidiary FIData, Inc. ("FIData") into Microbilt Corporation ("Microbilt"). In exchange for 100% of the stock of FIData, the Company received a nine percent (9%) equity interest in Microbilt. In addition, the Company is entitled to appoint one member of Microbilt's Board of Directors. The Company will account for the equity interest in Microbilt under the cost method.

ITEM 7.  FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)   Financial Information

             Not applicable.

       (b)   Pro Forma Financial Information

             Not applicable.

       (c)   Exhibits

             EXHIBIT         DESCRIPTION
             -------         -----------
             99.1            Press Release, dated October 29, 2001

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEW CENTURY EQUITY HOLDINGS CORP.



Date:  October 30, 2001             By: /s/ DAVID P. TUSA
                                        ----------------------------------
                                        Name:  David P. Tusa
                                        Title: Senior Vice President,
                                               Chief Financial Officer and
                                               Corporate Secretary

                                INDEX TO EXHIBITS

                  EXHIBIT
                  NUMBER        DESCRIPTION
                  --------      ------------

                  99.1        Press Release, dated October 29, 2001